Fair Value Measurements (Schedule Of Debt Securities Measured At Fair Value On A Recurring Basis, Unobservable Input Reconciliation) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Sep. 28, 2013	Sep. 29, 2012
Fair Value, Assets Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance at beginning of year	$ 86	$ 83
Total realized and unrealized gains (losses), Included in earnings	1	1
Total realized and unrealized gains (losses), Included in other comprehensive income (loss)	0	0
Purchases	19	28
Issuances	0	0
Settlements	(41)	(26)
Balance at end of year	65	86
Total gains (losses) for the periods included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at end of year	$ 0	$ 0